UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 18, 2015 (July 23, 2015)

ACELITY L.P. INC.
(Exact name of registrant as specified in its charter)

Guernsey	333-184233-14	98-1022387
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

12930 West Interstate 10 San Antonio, Texas 78249
(Address of principal executive offices)

Registrant's telephone number, including area code: (210) 524-9000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangements of Certain Officers.
The governing board of directors (the “Board”) of Acelity L.P. Inc. (the “Company”) is the board of directors of Chiron Holdings GP, Inc., the general partner of Chiron Guernsey Holdings L.P. Inc., which is the parent of the Company.
On July 23, 2015, the Board approved an omnibus amendment to the profits interest unit award agreements outstanding under the Chiron Guernsey Holdings L.P. Inc. Executive Equity Incentive Plan (as amended, restated, or otherwise modified from time to time, the “Plan”), which the Company’s named executive officers participate in, to provide for proportionate vesting of performance-based profits interest units to the extent that the actual multiple on invested capital (“MOIC”) achieved falls between the existing cliff vesting MOIC hurdles applicable to existing awards.
The Board also approved the second amendment and restatement of the Plan, which amendment and restatement, in addition to making certain clarifications, added vesting provisions for certain qualifying participants in the Plan who, in the event of specified divestiture transactions, (i) do not receive a comparable offer of employment from such participant’s then-current employer (ii) receive such comparable offer and continue employment for a specified period of time (or whose employment is earlier terminated (a) other than for cause or (b) due to resignation due to the failure of the employer to honor the comparable offer terms). These vesting provisions were added to create parity with, and supplement, the vesting provisions provided in the Plan for certain qualifying participants in the Plan who, in the event of certain divestitures, (i) do not receive a comparable offer of employment from the successor entity or (ii) receive such comparable offer and continue employment for a specified period of time.
The foregoing descriptions are qualified in their entirety by the terms of the omnibus amendment and restated Plan, copies of which are attached as Exhibits 10.1 and 10.2 hereto.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following exhibits are furnished herewith.

Exhibit No.	Description
10.1	Omnibus Amendment to Chiron Guernsey Holdings L.P. Inc. Executive Equity Incentive Plan Profits Interest Unit Award Agreement
10.2	Second Amended and Restated Chiron Guernsey Holdings L.P. Inc. Executive Equity Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACELITY L.P. INC.

Date: August 18, 2015	By:	/s/ John T. Bibb
	Name:	John T. Bibb
	Title:	Authorized Signatory

EXHIBIT INDEX

Exhibit No.	Description
10.1	Omnibus Amendment to Chiron Guernsey Holdings L.P. Inc. Executive Equity Incentive Plan Profits Interest Unit Award Agreement
10.2	Second Amended and Restated Chiron Guernsey Holdings L.P. Inc. Executive Equity Incentive Plan